33 Post balance sheet events	12 Months Ended
Dec. 31, 2020
Disclosure of non-adjusting events after reporting period [abstract]
Post balance sheet event
33	Post balance sheet events

In February 2021 the Group received a fine of €149,835 from the Spanish Tax Authorities in relation to the late repayment of a Government loan in 2020 as a result of the closure of its operation in Spain. The Group consider the fine is without foundation and are currently appealing the fine. The directors note that in the event of an unfavourable outcome the Group would not be able to recoup the loss from another party. This liability has been recognised in the Statement of Financial Position and the related expenses in Administrative costs in the Income Statement.

On January 26, 2021, the Company announced that it was engaged in tentative discussions with a third party around the potential co-development of MTX110. On March 25, 2021, the Company announced these discussions had now advanced and a non-binding Heads of Terms had been agreed. The Heads of Terms envisage that, if the deal progresses to definitive agreements, the Company would expect to receive a modest upfront payment upon execution, success-based development and sales milestones and royalties typical for a licensing agreement with products in a similar stage of development. R&D expenses would be assumed by the two parties with the apportionment to be agreed based on their respective territories. There can be no assurance on the timing for concluding the discussions nor any assurance that the parties will enter into definitive agreements.

On 23 April 2021 the Group signed an agreement for lease on new premises in Cardiff to house our corporate offices and laboratories. The new premises comprises 8,118 square feet and is for a 5 year term.